UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period: 4/30/13

Item 1.  Reports to Stockholders.

KCM MACRO TRENDS FUND

Annual Report

April 30, 2013

1-877-275-5599

www.KernsCapital.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of KCM Macro Trends Fund.

Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.

Member FINRA

April 30, 2013

Dear Fellow Shareholders -

The modifications we introduced to our investment strategies last year continue to serve the fund and its shareholders well.  The KCM Macro Trends fund (KCMTX) is up 12.74% year-to- date and 11.02% for the one year period ending April 30, 2013, respectively.

Additionally, KCMTX is ranked the number one top-performing fund out of 281 Multi-alternative funds by Morningstar, Inc., for the quarter; and 11th for the one-year period ending 03/31/2013, based on total returns.†

INVESTMENT PHILOSOPHY

The KCM Macro Trends Fund differs from most mutual funds in that it has a flexible investment policy.    The  Fund’s  objective is  to  maximize reward  while  minimizing risk.    As  with  any investment it is not possible to avoid risk completely so we seek to minimize and manage risk. The Fund strives to be nimble and responsive to major market cycle changes by moving out of “Harm’s Way”  during  recessions and  to  capitalize on  best  performing sectors in  stronger markets.

Morningstar classifies KCMTX a Multi-Alternative fund because it can move in and out of markets or market sectors based upon their performance.  The vast majority of mutual funds must stay invested 100% of the time – even in major down markets.   Unlike those funds, KCMTX can move out of the market in an effort to minimize risk.

INVESTMENT STRATEGY

We employ a risk-averse investment strategy predicated on the belief that strong long-term investment results are best achieved through the avoidance of major losses and the compounding of reasonable gains.  If we can miss the majority of major market cycle downturns and capture the majority of major cycle upturns, we will not only protect shareholder assets, but the long-term growth of those assets should be substantially greater than market growth.

We look at companies of all sizes and types located around the world.  We want the flexibility to invest in great ideas regardless of size and do not see any reason to restrict our investing to “Style Boxes”.  We also utilize ETFs when we need exposure to a sector or country where we are unable to get proper individual company stock exposure.

Our focus in the current market environment remains on companies with high free-cash-flow. Companies with high free-cash-flow usually have the ability to finance their own growth, an attractive attribute in an environment where borrowing may be difficult even for the best companies.    High  free-cash-flow  also  allows  companies  to  maintain  and  increase  their dividends, buy back their own stock or acquire other companies. We also believe that high free- cash-flow companies make attractive acquisition targets.

9821 Katy Freeway, Suite 400	OFFICE 713.993.0949	FAX 713.993.0950
Houston, Texas 77024	TOLL FREE 800.945.2125	KERNSCAPITAL.COM

We also look for growing earnings and sales.  Increasing sales can make up for a multitude of problems in recessionary times and are a necessity for long-term growth in stock price.  We are looking for growth, and aim for stocks we feel will double their share price in three to five years.

In order to manage risk and volatility during market declines, we are willing to hold high percentages of cash if we feel the market offers more risk of loss than opportunity for gain. Additional risk-management includes hedging market risks through the purchase of securities such as futures or ETFs that move in the opposite direction of the market.  Through market downturns, these tools allow us to hold stocks of companies we feel have good long-term growth potential but are temporarily being dragged down by negative market performance. Statistics show that when markets go down, three out of four stocks go down.   Therefore, having the ability to hedge against market risk can reduce potential market losses.

Our objective is to hold a large number of individual stocks with each initial position around 1 to

1 1/2% of the portfolio.  We believe diversifying risk among this number of holdings reduces the stock-specific risk of holding too much of a single company.  When individual stock positions grow beyond 2% of the portfolio, consideration is given to reducing the position.  We can invest larger percentages of the portfolio in ETFs which cover market sectors, indexes or countries where we want exposure to a broad sector and individual securities may not be attractive.

Our use of fundamental stock analysis combined with technical analysis of the market is then overlaid with our Macro approach to investing. We pay close attention to the strength of the US economy compared to other economies around the world as well as the growth or decline in the value of different world currencies.  Geopolitical risk is also considered in picking or holding stocks.

FUND PERFORMANCE

Our investment approach worked very well during the 2008-2009 “Financial Crisis” when the Fund missed 67.5% of the market downturn as measured by the decline in the S&P 500 Index from its market high following the Fund’s August 2008 Inception Date through its market bottom on March 9, 2009. During this period, the S&P 500 Index was down 44.92%; KCMTX was down

14.61%.

Conversely, the Fund has a total return of 22.80% since inception, versus 40.78% for the S&P

500 as of April 30, 2013.  The Fund’s comparative performance with the S&P came despite the S&P’s historical 142.00% rise from the market bottom.  Because the fund avoided the large loss taken by the general market, its return since inception is substantial with less market drawdown.

Even though the Fund’s return since inception is good, the Fund under-performed the general market during the first part of the recovery.  For that reason, we implemented modifications to our long-standing investment process which we feel will keep us better in sync with the market direction during periods of extreme investor sentiment.

The 2011-2012 period presented a different market environment due to the Greek economic failure  and  subsequent  European  crises.    The  Fund  underperformed  during  this  period. Basically, we were too conservative and underexposed to the market.  Since we implemented modifications to our process we have captured the market’s climb.

The performance data quoted here represents past performance and is not a guarantee of future results. Performance current to the most recent month-end may be lower or higher and can be obtained by calling 1-800-945-2125. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s total annual operating expense ratio is 1.73% and 2.48% for share classes R-1 and R-2 respectively.

HISTORICAL TAX EFFICIENCY

Tax rates on long-term Capital Gains and qualified dividends increased effective in 2013 but for most investors still remain lower than the shareholder’s highest marginal tax rate on ordinary income. Short-term Capital Gains are taxed at the shareholder's highest marginal rate.   The investment process we follow is designed to help minimize taxes.

•

We attempt to select stocks that have good long-term growth potential which allows us to hold them at least one year and qualify for the lowest Capital Gains tax rate.

•

We have a sell discipline that attempts to cut losses quickly on stocks that do not work out.  Stocks sold quickly at smaller losses help protect capital. And because the losses are short-term, they can be used to offset any short-term gains in the Fund.

•

While or goal is to pick stocks and hold for the long-term, we actively hedge for the short-term in an attempt to reduce portfolio losses during weak markets.  Gains from hedging are usually short-term gains and can be offset with short-term losses from stocks held less than one year.

•

We favor stocks which have the ability to pay qualified dividends which are currently taxed at the lowest rate.

This process produced an extremely tax-efficient result for 2009, 2010 and 2011. Even though the Fund grew by 26.16% during 2009, the total taxable distribution to shareholders was less than three cents per share. To put this into perspective, a $1,000,000 portfolio held for the entire year  would have  grown to  $1,261,600 but  would have  had  a  taxable distribution of  only

$3,010.03 - all taxable at only 15%. This resulted in taxes of $451.00.

During 2010 and 2011, the fund had no taxable distributions. During 2012, we sold some stocks in which we had large gains.  We did this to force the gains into 2012 while capital gains tax rates  were  lower.     Going  forward,  we  will  maintain  our  attempts  to  minimize  taxable distributions.

IN CLOSING

We feel that the ability to utilize all available investment tools and styles enhances our ability to preserve and grow client portfolios. At this time, only 268 multi-alternative mutual funds out of the roughly 25,000 mutual funds that are tracked by Morningstar follow this process.  As we mentioned above, we are the #1 fund in the category year-to-date.

A substantial portion of our personal net worth is invested in the Fund to align our interests with our client’s interests. We sincerely appreciate the trust and confidence of our investors and believe that our approach to investing will add value to every client’s long-term financial well being.

M. Lane Kerns

Martin L. Kerns, II

Kerns Capital Management, Inc.

†Morningstar, Inc. All rights reserved. Morningstar is an independent provider of financial information. Morningstar performance rankings are based on total return without sales charge relative to all share classes of mutual funds with similar objectives and determined by Morningstar. Past performance or ranking is not indicative of future results.

Mutual Funds involve risk including possible loss of principal. Investors should carefully consider the investment objectives, risks, charges and expenses of the KCM Macro Trends Fund before investing. The Fund may invest in small, less well-known companies, which may be subject to more erratic market movements than large-cap stocks; foreign securities, which are subject to currency fluctuations and political uncertainty; and derivative securities, which may carry market, credit, and liquidity risks. The Fund may also engage in short selling activities, which are more risky than “long” positions because the potential loss on a short sell is unlimited. The Fund may use leveraging and/or hedging techniques that could fail if changes in the value of the derivative do not correlate with the securities being hedged.  These risks may result in greater share price volatility. This and other important information about the Fund is contained in the prospectus, which can be obtained on the Advisor’s website or by calling 1-800-945-2125. The prospectus should be read carefully before investing. The KCM Macro Trends Fund is distributed by Northern Lights Distributors, LLC.  Kerns Capital Management, Inc. and Northern Lights Distributors, LLC are not affiliated.

Multi-Alternative Category Funds offer investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.

S&P 500 Index: an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in  an  index and  unmanaged index returns do  not  reflect any  fees, expenses or sales charges.

Hedge: Making an investment to reduce the risk of adverse price movements in an asset. Normally, a hedge consists of taking an offsetting position in a related security, such as a futures contract.

1414–NLD–6/19/2013

KCM Macro Trends Fund

PERFORMANCE OF A $10,000 INVESTMENT

Since Inception through April 30, 2013*

Annualized Total Returns as of April 30, 2013

	One Year	Three Year	Since Inception
KCM Macro Trends Fund- Class R-1*	11.02%	0.94%	4.43%
KCM Macro Trends Fund- Class R-2**	10.06%	0.17%	5.53%
S&P 500***	16.89%	12.80%	7.72%

________________

* Class R-1 commenced operations on August 4, 2008.

** Class R-2 commenced operations on April 2, 2009.

***The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark. Total return figure is since August 4, 2008.  The S&P 500 annualized total return since April 2, 2009 is 19.79%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, are 1.73% for Class R-1 and 2.48% for Class R-2.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-877-275-5599.

PORTFOLIO COMPOSITION^

____________

^Based on total portfolio market value as of April 30, 2013.

KCM Macro Trends Fund
PORTFOLIO OF INVESTMENTS
April 30, 2013
Shares	Security	Value
	COMMON STOCK - 40.20%
	AEROSPACE/DEFENSE - 3.16%
11,000	Boeing Co.	$ 1,005,510
6,200	TransDigm Group, Inc.	910,160
		1,915,670
	BANKS - 5.08%
20,900	Citigroup, Inc.	975,194
19,600	JPMorgan Chase & Co.	960,596
30,000	Wells Fargo & Co.	1,139,400
		3,075,190
	BEVERAGES - 1.80%
19,000	Green Mountain Coffee Roasters, Inc. *	1,090,600

	BIOTECHNOLOGY - 2.03%
10,400	Celgene Corp. *	1,227,928

	DIVERSIFIED FINANCIAL SERVICES - 3.36%
13,400	Ameriprise Financial, Inc.	998,702
6,700	Franklin Resources, Inc.	1,036,222
		2,034,924
	HEALTHCARE-SERVICES - 1.69%
15,500	Cigna Corp.	1,025,635

	HOUSEHOLD PRODUCTS/WARES - 1.54%
16,600	Spectrum Brands Holdings, Inc.	929,600

	LEISURE TIME - 1.52%
10,600	Polaris Industries, Inc.	913,614

	MEDIA - 3.39%
24,800	Comcast Corp.	1,024,240
33,200	News Corp.	1,028,204
		2,052,444
	PHARMACEUTICALS - 1.44%
30,000	Mylan, Inc. *	873,300

	PIPELINES - 2.43%
25,600	Plains All American Pipeline LP	1,469,952

	PRIVATE EQUITY - 1.61%
46,400	KKR & Co. LP	974,400

See accompanying notes to financial statements.

KCM Macro Trends Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2013
Shares	Security	Value
	RETAIL - 7.06%
17,000	Home Depot, Inc.	$ 1,246,950
22,400	Lithia Motors, Inc.	1,109,248
21,000	Macy's, Inc.	936,600
19,800	Walgreen Co.	980,298
		4,273,096
	SEMICONDUCTORS - 1.55%
43,000	Spreadtrum Communications, Inc.	939,980

	TRANSPORTATION - 2.54%
10,400	Union Pacific Corp.	1,538,784

	TOTAL COMMON STOCK	24,335,117
	( Cost - $19,907,482)

	EXCHANGE TRADED FUNDS - 49.09%
	EQUITY FUND - 49.09%
119,500	Consumer Staples Select Sector SPDR Fund	4,892,330
165,000	Direxion Daily S&P 500 Bull 3X	6,755,100
280,000	Financial Select Sector SPDR Fund	5,236,000
34,400	Health Care Select Sector SPDR Fund	1,628,152
98,200	iShares Dow Jones US Telecommunications Sector Index Fund	2,631,760
108,000	iShares MSCI Japan Index Fund	1,263,600
32,000	SPDR S&P Homebuilders ETF	969,280
60,300	Utilities Select Sector SPDR Fund	2,498,229
45,100	Vanguard Health Care ETF	3,843,873
	TOTAL EXCHANGE TRADED FUNDS	29,718,324
	( Cost - $26,010,995)

	SHORT-TERM INVESTMENTS - 12.98%
7,857,309	AIM STIT Liquid Assets Portfolio - Cash Management Class, 0.00%**	7,857,309
	TOTAL SHORT-TERM INVESTMENTS
	( Cost - $7,857,309)

	TOTAL INVESTMENTS - 102.27%
	( Cost - $53,775,786) (a)	$ 61,910,750
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.27) %	(1,377,522)
	NET ASSETS - 100.0%	$ 60,533,228
* Non-income producing security.
** Money Market Fund; interest rate reflects seven-day effective yield on April 30, 2013.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $53,738,505 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 8,182,751
	Unrealized depreciation	(10,506)
	Net unrealized appreciation	$ 8,172,245

See accompanying notes to financial statements.

KCM Macro Trends Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2013

ASSETS
Investment securities:
At cost	$ 53,775,786
At value	$ 61,910,750
Receivable for securities sold	1,773,599
Foreign Cash (Cost $688,893)	737,397
Dividends and interest receivable	831
Prepaid expenses and other assets	16,704
TOTAL ASSETS	64,439,281

LIABILITIES
Payable for investments purchased	3,784,496
Distribution (12b-1) fees payable	14,113
Fund shares repurchased	16,976
Investment advisory fees payable	56,177
Fees payable to other affiliates	7,224
Accrued expenses and other liabilities	27,067
TOTAL LIABILITIES	3,906,053
NET ASSETS	$ 60,533,228

Net Assets Consist Of:
Paid in capital	$ 52,509,992
Accumulated net investment loss	(123,062)
Accumulated net realized loss from security and foreign currency transactions	(37,170)
Net unrealized appreciation of:
Investments	8,134,964
Foreign currency translations	48,504
NET ASSETS	$ 60,533,228

Class R-1
Net Assets	$ 60,394,960
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	4,984,558
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$ 12.12

Class R-2
Net Assets	$ 138,268
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	11,695
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$ 11.82

See accompanying notes to financial statements.

KCM Macro Trends Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2013

INVESTMENT INCOME
Dividends (Less $336 Foreign Taxes)	$ 1,288,803
Interest	12,794
TOTAL INVESTMENT INCOME	1,301,597

EXPENSES
Investment advisory fees	699,884
Distribution (12b-1) fees:
Class R-1	174,272
Class R-2	2,792
Administrative services fees	77,453
Professional fees	51,581
Accounting services fees	33,856
Registration fees	24,991
Transfer agent fees	24,502
Custodian fees	10,045
Printing and postage expenses	8,904
Trustees' fees and expenses	7,415
Insurance expense	3,589
Other expenses	1,514
TOTAL EXPENSES	1,120,798

NET INVESTMENT INCOME	180,799

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	7,520,896
Net change in unrealized depreciation on:
Investments	(2,606,572)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,914,324
AND FOREIGN CURRENCY
NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 5,095,123

See accompanying notes to financial statements.

KCM Macro Trends Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2013	April 30, 2012
FROM OPERATIONS:
Net investment income (loss)	$ 180,799	$ (716,411)
Net realized gain (loss) from investments	7,520,896	(1,692,640)
Net change in unrealized depreciation of investments
and foreign currency translations	(2,606,572)	(10,865,814)
Net increase (decrease) in net assets resulting from operations	5,095,123	(13,274,865)
DISTRIBUTIONS TO SHAREHOLDERS:
Class R-1:
From net investment income ($0.02 and $0.00 per share, respectively)	(115,743)	-
Net decrease in net assets from distributions to shareholders	(115,743)	-

FROM SHARES OF BENEFICIAL INTEREST :
Class R-1:
Proceeds from shares sold	8,871,052	17,971,513
Reinvestment of Dividends	114,484	-
Payments for shares redeemed	(36,761,683)	(22,956,293)
	(27,776,147)	(4,984,780)

Class R-2:
Proceeds from shares sold	500	10,500
Payments for shares redeemed	(294,545)	(1,442,779)
	(294,045)	(1,432,279)

Net decrease in net assets from shares of beneficial interest	(28,070,192)	(6,417,059)

TOTAL DECREASE IN NET ASSETS	(23,090,812)	(19,691,924)

NET ASSETS
Beginning of Period	83,624,040	103,315,964
End of Period *	$ 60,533,228	$ 83,624,040
* Includes accumulated net investment loss of:	$ (123,062)	$ (216,576)

SHARE ACTIVITY
Class R-1
Shares Sold	807,310	1,667,225
Shares Reinvested	10,610	-
Shares Redeemed	(3,437,762)	(2,200,848)
Net decrease in shares of beneficial interest outstanding	(2,619,842)	(533,623)

Class R-2
Shares Sold	48	965
Shares Reinvested	-	-
Shares Redeemed	(26,889)	(133,884)
Net decrease in shares of beneficial interest outstanding	(26,841)	(132,919)

See accompanying notes to financial statements.

KCM Macro Trends Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented.

	Class R-1
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	April 30, 2013	April 30, 2012	April 30, 2011	April 30, 2010	Apr. 30, 2009**

Net asset value, beginning of period	$ 10.94	$ 12.44	$ 11.81	$ 9.96	$ 10.00

Activity from investment operations:
Net investment income (loss) (1)	0.03	(0.09)	(0.01)	0.03	0.06
Net realized and unrealized gain (loss) on investments	1.17	(1.41)	0.64	1.85	(0.02)
Total from investment operations	1.20	(1.50)	0.63	1.88	0.04
Less distributions:
From net investment income	(0.02)	-	-	(0.03)	(0.07)
In excess of net investment income	-	-	-	-	(0.01)
Total distributions	(0.02)	-	-	(0.03)	(0.08)

Net asset value, end of period	$ 12.12	$ 10.94	$ 12.44	$ 11.81	$ 9.96

Total return (2,3)	11.02%	(12.06)%	5.33%	18.86%	0.47%

Net assets, end of period (000s)	$ 60,395	$ 83,210	$ 101,208	$ 95,297	$ 51,419

Ratio of expenses to average net assets (5)	1.60%	1.52%	1.52%	1.56%	1.66%	(4)

Ratio of net investment income (loss) to average net assets (6)	0.26%	(0.79)%	(0.09)%	0.24%	0.84%	(4)

Portfolio turnover rate	240%	862%	852%	292%	1,119%	(3)

**	For the period August 4, 2008 (commencement of operations) through April 30, 2009.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Assume reinvestment of all dividends and distributions, if any.
(3) Not annualized.
(4) Annualized.
(5) The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(6) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

KCM Macro Trends Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented.

	Class R-2
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	April 30, 2013	April 30, 2012	April 30, 2011	April 30, 2010	Apr. 30, 2009**

Net asset value, beginning of period	$ 10.74	$ 12.29	$ 11.76	$ 9.97	$ 9.49

Activity from investment operations:
Net investment loss (1)	(0.03)	(0.16)	(0.09)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	1.11	(1.39)	0.62	1.84	0.49
Total from investment operations	1.08	(1.55)	0.53	1.79	0.48

Net asset value, end of period	$ 11.82	$ 10.74	$ 12.29	$ 11.76	$ 9.97

Total return (2,3)	10.06%	(12.61)%	4.51%	17.95%	5.06%

Net assets, end of period (000s)	$ 138	$ 414	$ 2,108	$ 3,435	$ 642

Ratio of expenses to average net assets (5)	2.34%	2.24%	2.27%	2.31%	2.28%	(4)

Ratio of net investment loss to average net assets (6)	(0.32)%	(1.51)%	(0.82)%	(0.49)%	(1.39)%	(4)

Portfolio turnover rate	240%	862%	852%	292%	1,119%	(3)

**	For the period April 2, 2009 (commencement of operations) through April 30, 2009.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Assume reinvestment of all dividends and distributions, if any.
(3)	Not annualized.
(4)	Annualized.
(5) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(6) Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS

April 30, 2013

1.

ORGANIZATION

The KCM Macro Trends Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s investment objective is long-term growth of capital.  The Fund offers two classes of shares designated as Class R-1 and Class R-2.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges.  Class R-1 commenced operations on August 4, 2008 and Class R-2 commenced operations on April 2, 2009.

           Class R-1 shares and Class R-2 shares are offered at net asset value.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.    Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.  Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2013 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$ 24,335,117	$ -	$ -	$ 24,335,117
Exchange Traded Funds	29,718,324	-	-	29,718,324
Short-Term Investments	7,857,309	-	-	7,857,309
Total	$ 61,910,750	$ -	$ -	$ 61,910,750

                  The Fund did not hold any Level 2 or 3 securities during the period.

                There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

               *Please refer to the Portfolio of Investments for industry classifications.

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Fund’s 2013 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

Forward Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statement of Operations.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended April 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $131,156,864 and $146,678,303, respectively.

4.

INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund.  Kerns Capital Management, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.  For the year ended April 30 2013, the Fund incurred $699,884 of advisory fees.

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

Distributor- The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated at an annual rate of 0.25% and 1.00% of the average daily net assets for Class R-1 shares and Class R-2 shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  For the year ended April 30 2013, pursuant to the Plan, Class R-1 shares paid $174,272 and Class R-2 shares paid $2,792.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.   The Distributor is an affiliate of GFS.

Trustees – Effective April 1, 2013, the Fund pays its pro rata share of a total fee of $27,625 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the year ended April 30, 2013 were as follows:

Fiscal Year Ended
April 30, 2013
Ordinary Income	$ 87,526
Long-Term Capital Gains	28,217
$ 115,743

There were no distributions during the year ended April 30, 2012.

As of April 30, 2013, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ -	$ -	$ (197,513)	$ 8,220,749	$ 8,023,236

The difference between book basis and tax basis unrealized appreciation, accumulated net realized gain (loss) and accumulated net investment income (loss) are primarily attributable to the tax deferral of losses on wash sales and partnership adjustments.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $197,513.

Permanent book and tax differences primarily attributable to the reclassification of fund distributions, the tax treatment of non-deductible expenses, and adjustments for grantor trusts and partnerships, resulted in reclassification for the period ended April 30, 2013 as follows:

Undistributed	Undistributed	Paid
Ordinary	Long-Term	in
Income (Loss)	Gains (Loss)	Capital
$ 28,458	$ (27,137)	$ (1,321)

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

6.  NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

7. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of April 30, 2013 Charles Schwab & Co. account, holding shares for the benefit of others in nominee name, held approximately 83% of the voting securities of the KCM Macro Trends Fund Class R-1 shares.

8. PROXY VOTING

At a Special Meeting of Shareholders of the Fund, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, March 22, 2013, shareholders of record as of the close of business on February 13, 2013 voted to approve the following proposal:

Proposal 1: To approve a new Investment Advisory Agreement between the Northern Lights Fund Trust and Kerns Capital Management, Inc.:

Shares Voted

Shares Voted Against

 In Favor

  or Abstentions

2,814,780

     2,694

9.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

KCM Macro Trends Fund

We have audited the accompanying statement of assets and liabilities of KCM Macro Trends Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments, as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended,  and the financial highlights for each of the four years in the period then ended and for the period August 4, 2008 (commencement of operations) through April 30, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of KCM Macro Trends Fund as of April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period August 4, 2008 through April 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 27, 2013

KCM MACRO TRENDS FUND

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl(1) 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (11 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen(1) 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	97	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund ( 2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor(1) 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	109

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	109	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

KCM MACRO TRENDS FUND

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola***(1) 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	97	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

KCM MACRO TRENDS FUND

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

1 Named in May 2, 2013 SEC Order.  See section titled Legal Proceedings in the SAI.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-275-5599.

KCM Macro Trends Fund

EXPENSE EXAMPLES

April 30, 2013 (Unaudited)

As a shareholder of the KCM Macro Trends Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the KCM Macro Trends Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Annualized Expense Ratio	Expense Paid During Period* 11/1/12 - 4/30/13
Actual
Class R-1	$1,000.00	$ 1,146.90	1.60%	$ 8.52
Class R-2	$1000.00	$ 1,142.00	2.34%	$ 12.43
Hypothetical (5% return before expenses)
Class R-1	$1,000.00	$ 1,016.86	1.60%	$ 8.00
Class R-2	$1,000.00	$ 1,013.19	2.34%	$ 11.68

*  Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended April 30, 2013 (181) divided by the number of days in the fiscal year (365).

Evaluation by the Board of Trustees- KCM Macro Trends Fund*

At a meeting of the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”) on November 14, 2012, the Board, including those Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), deliberated whether to approve interim and definitive  advisory agreements between the Trust and Kerns Capital Management, Inc., (“Kerns”) (collectively, the “Advisory Agreement”) with respect to the KCM Macro Trends Fund (the “Fund”).  In determining whether to approve the Advisory Agreement, the Trustees considered written materials provided by Kerns and the Trust’s administrator that had been provided to the Board prior to the meeting.  Kerns

 Trust Counsel assisted the Trustees throughout the Advisory Agreement review process.  The Board relied upon the advice of independent legal counsel and used their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted the continuity of services following a proposed change of control, based on confirmation by a representative of Kerns  that portfolio management would not change in the near term, that the current portfolio manager would continue to work with Kerns for 6 months up to 3 years to facilitate the completion of the transition and that the new portfolio manager’s experience at Kerns will help ensure a smooth transition and continued quality services to shareholders.  The Trustees noted that Kerns will continue to provide investment portfolio management services, and related research, marketing and compliance services to the Fund.  They considered that there have been no material compliance issues with respect to the Fund and that the Board has been satisfied with the nature, extent and quality of the services over the years of working with Kerns.  The Board concluded that Kerns’ planned change of control is thoughtful and proactive and should be a seamless transition to shareholders.

Performance. The Trustees reviewed the performance of the Fund as compared to its peer group average and the Morningstar category average, and noted that the Fund had outperformed both benchmarks with 1 year returns of 8.91%, 2.53% and 4.07%, respectively.  They further noted that the Fund had similarly outperformed its peers since inception (8/4/08) with returns of 2.37%, (-0.80%) and 0.78%, respectively. They acknowledged that this performance places the Fund in the top 10% of its Morningstar category for the year.  The Board indicated their satisfaction with this performance and considered that the same portfolio management team that had delivered these results would remain in place following the change in control.

Fees and Expenses. The Board noted that the 1% management fee and 1.73% net expense ratio for the Fund were lower than the average fee and  net expense ratio charged by funds in its peer group, 1.11% and 1.94%, respectively, and lower than the Morningstar category averages, 1.06% and 2.10%, respectively.  They considered that Kerns receives 12b-1 for distribution expenses and soft dollar credits used to pay for proprietary research created and developed by various outlets. The Board noted, positively, the financial support provided by Kerns to assist with the marketing of the Fund.  The Board concluded that the fee and overall expense ratio were reasonable.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund.  They noted that, based on the current asset level of the Fund, economies had not been reached at this time.  They further noted that Kerns had indicated that it would not subsidize the Fund because its fees already represent a value to shareholders as the fees are lower than the averages of its peers.  After discussion, it was the consensus of the Board that while economies had not been reached at this time, they would be revisited as the size of the Fund materially increases.

Profitability. The Board noted that, based on the profitability analysis provided by Kerns, the adviser is marginally profitable, before consideration of distribution expenses.  They further noted, however, that after consideration of distribution expenses, Kerns realizes a net loss.  The Board concluded that, overall, the level of profit is not excessive.

Conclusion.  Having requested and received such information from Kerns as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and shareholders of the Fund.  Based on the history of service and experience with Kerns personnel, and its consideration of the materials provided by Kerns in advance of the meeting, the Board recommends approval of the Advisory Agreement by the shareholders.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-275-5599 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-275-5599.

INVESTMENT ADVISOR

Kerns Capital Management, Inc.

9821 Katy Freeway, Suite 400

Houston, TX 77024

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 – $16,500

2012 – $16,500

(b)

Audit-Related Fees

2013 – None

2012 – None

(c)

Tax Fees

2013 – $3,100

2012 – $3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $3,100

2012 - $3,100

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/11/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/11/13

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

7/11/13